DISCONTINUED OPERATIONS (Schedule of Results of Operations of Mobile Business and Visiondigi were Separately Presented on Consolidated Statements of Operations and Comprehensive Loss/Income under Discontinued Operations) (Details)) (USD $)
In Thousands, unless otherwise specified
	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Results of operations of Vimicro Wuxi, mobile business and Visiondigi were separately presented on the consolidated statements of comprehensive loss under Discontinued Operations
Net revenue			$ 1,367
Cost of revenue			(2,430)
Gross profit			(1,063)
Operating expenses			(1,289)
Net loss from operations before income tax			(2,352)
Other income/(loss)			(17)
Income tax expense
Net loss from operations			(2,369)
Net loss on disposal			(740)
Net loss			$ (3,109)